UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): 31 May 2011
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	1-8097 (Commission File Number)	98-0635229 (I.R.S. Employer Identification No.)
6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: +44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Five-Year Credit Facility
     On 12 May 2011, Ensco plc (“Ensco”) and its subsidiaries, ENSCO International Incorporated, ENSCO Universal Limited, ENSCO Offshore International Company, ENSCO United Incorporated and ENSCO Global Limited, entered into a Third Amended and Restated Credit Agreement (the “5-Year Credit Facility”), with a syndicate of banks that are parties thereto, Citibank, N.A., as Administrative Agent, Deutsche Bank Securities, Inc. as Syndication Agent, Wells Fargo Bank, National Association and DnB NOR Bank ASA as Co-Documentation Agents, and Citibank, N.A., Deutsche Bank AG New York Branch, Wells Fargo Bank, National Association and DnB NOR Bank ASA, each as an Issuing Bank.
     On 31 May 2011, upon the consummation of the merger of an indirect, wholly owned subsidiary of Ensco with and into Pride International, Inc. (“Pride”) with Pride as the surviving entity and an indirect, wholly-owned subsidiary of Ensco (the “Merger”) and pursuant to terms of the 5-Year Credit Facility, the commitment under the 5-Year Credit Facility increased from $700 million to $1.45 billion. In addition, certain of Ensco’s subsidiaries became borrowers and/or guarantors of the 5-Year Credit Facility.
364-Day Credit Facility
     On 12 May 2011, Ensco and its subsidiaries, ENSCO International Incorporated, ENSCO Universal Limited, ENSCO Offshore International Company, ENSCO United Incorporated and ENSCO Global Limited, entered into a 364-Day Credit Agreement (the “364-Day Credit Facility”), with a syndicate of banks that are parties thereto, Citibank, N.A., as Administrative Agent, Deutsche Bank Securities, Inc. as Syndication Agent, and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. as Joint Lead Arrangers and Joint Book Managers.
     On 31 May 2011, upon the consummation of the Merger, the full commitment of $450 million under the 364-Day Credit Facility became available for Ensco to use for general corporate purposes. In addition, certain of Ensco’s subsidiaries became borrowers and/or guarantors of the 364-Day Credit Facility.
Commercial Paper Program
     On 26 April 2011, Ensco entered into a commercial paper program (the “Commercial Paper Program”) pursuant to which Ensco may issue, on a private placement basis, unsecured commercial paper notes up to a maximum aggregate amount outstanding at any time of $700.0 million. On 31 May 2011, following the consummation of the Merger, Ensco increased the maximum aggregate amount of the Commercial Paper Program to $1 billion.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The discussion of the 5-Year Credit Facility, 364-Day Credit Facility and Commercial Paper Program set forth in response to Item 1.01 above is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc
Date: 2 June 2011	/s/Douglas J. Manko
Douglas J. Manko
Controller